UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 18, 2020, the Compensation Committee (the Committee) of the Board of Directors of Olin Corporation (Registrant) approved the Registrant’s 2020 Short Term Incentive Program (the Olin STIP). The Olin STIP, which is administered by the Committee, is a performance-based annual cash incentive program covering all Olin employees who are designated as “officers” under Section 16(b) of the Securities Exchange Act of 1934, as well as certain other Olin employees eligible for variable compensation.

Under the Olin STIP, targets will be established for the 2020 financial goals (Adjusted Earnings Per Share, Adjusted EBITDA and Cash Flow) and non-financial strategic objectives. For 2020, 80% of the target awards to officers under the Olin STIP will be based on achievement of financial metrics and 20% of the target awards will be based on achievement of non-financial objectives. No payments will be made under the Olin STIP based on achievement of financial metrics if performance falls below 75% of the target metrics. If performance exceeds the target financial metrics, the portion of the STIP payment based on financial performance will exceed 80% of the target award, provided that the total STIP payment shall not exceed 200% of a participant’s target award. Payout based on achievement of non-financial objectives is independent of achievement of financial metrics.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Olin STIP, a copy of which is filed as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
10.1	Olin Corporation Short Term Incentive Program dated February 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: February 21, 2020